                                                         CI AEROSTRUCTURES, INC.

                                                                      EXHIBIT 32

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

              In connection with the Quarterly Report of CPI Aerostructures,
Inc. (the "Company") on Form 10-Q for the period ended June 30, 2005 as filed with the Securities and Exchange Commission (the "Report"), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18
U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002, that:

1.    the Report fully complies with the requirements of Section 13(a) or 15(d)
of the Securities Exchange Act of 1934; and

2.    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated:  August 15, 2005            /s/ Edward J. Fred
                                ------------------------------------------------
                                Edward J. Fred
                                Chief Executive Officer, President and Secretary

Dated:  August 15, 2005            /s/ Vincent Palazzolo
                                -----------------------------------------
                                Vincent Palazzolo
                                Chief Financial Officer